Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 26, 2016, by and among Stereotaxis, Inc., a Delaware corporation, with principal office located at 4320 Forest Park Avenue, Suite 100, St. Louis, MO 63108 (the “Company”), and the undersigned buyers (each, a “Buyer” and, collectively, the “Buyers”).

WHEREAS:

A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers at the Closing (as defined in the Securities Purchase Agreement) (i) an aggregate of 24,000 shares (the “Preferred Shares”) of a newly created series of preferred stock, with a stated value of $1,000 per share (the “Preferred Stock”), designated Series A Convertible Preferred Stock, which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”; the shares of Common Stock issuable upon conversion of the Preferred Shares referred to as the “Conversion Shares”), in accordance with the terms of the Company’s Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Certificate of Designations”), and (ii) warrants to purchase an aggregate of 36,923,077 shares of Common Stock (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Warrants”; the shares of Common Stock issuable upon exercise of the Warrants being referred to as the “Warrant Shares”).

B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, contemporaneously with the execution of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statutes, and the rules and regulations thereunder (collectively, the “1933 Act”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “1934 Act” means, collectively, the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statutes.

b. “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c. “Cutback Effectiveness Date” means the date a Cutback Registration Statement is declared effective by the SEC.

d. “Cutback Filing Deadline” means, if Cutback Shares are required to be included in a Cutback Registration Statement, the date that is the earlier of (i) the later of (A) six (6) months from the Initial Effectiveness Date or the then-most recent Cutback Effectiveness Date, as applicable, and (B) sixty (60) days after the Company has been informed that substantially all of the Registrable Securities held by the Investors included in any Registration Statements previously declared effective hereunder have been sold in accordance therewith, or (ii) the first date on which the Company is then permitted by the SEC to register such Cutback Shares.

e. “Cutback Registrable Securities” means, (i) any Cutback Shares not previously included in a Registration Statement, and (ii) any shares of capital stock of the Company issued or issuable with respect to such Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the conversion of the Preferred Shares or on exercise of the Warrants; provided, however, that any Cutback Registrable Securities shall cease to be Cutback Registrable Securities when (x) a Registration Statement with respect to the sale of such securities has become effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (y) such securities are sold in accordance with Rule 144, or (z) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder.

f. “Cutback Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Cutback Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

g. “Cutback Required Registration Amount” means the lesser of (i) any Cutback Shares not previously included in a Registration Statement, and (ii) such number of Registrable Securities as the Company is then permitted by the SEC to register pursuant to Rule 415.

h. “Cutback Shares” means, at any time on or after the Initial Effectiveness Date, any of the Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock permitted by the SEC to be registered pursuant to Rule 415.

i. “Effectiveness Date” means the Initial Effectiveness Date or a Cutback Effectiveness Date, as applicable.

j. “Effectiveness Deadline” means the Initial Effectiveness Deadline, a Cutback Effectiveness Deadline or a Subsequent Effectiveness Deadline, as applicable.

k. “Filing Deadline” means the Initial Filing Deadline, a Cutback Filing Deadline or a Subsequent Filing Deadline, as applicable.

l. “Governmental Authority” means the government of the United States of America or the government of any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of its subsidiaries, or any of their respective properties, assets or undertakings.

m. “Initial Effectiveness Date” means the date the Initial Registration Statement is declared effective by the SEC.

n. “Initial Effectiveness Deadline” means the date that is 120 days after the Closing Date, or such later date as requested by the Company and agreed to in writing by the Required Holders.

o. “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

p. “Initial Filing Deadline” means the date that is forty-five (45) days after the Closing Date.

q. “Initial Registration Statement” means a Registration Statement or Registration Statements filed under the 1933 Act pursuant to Section 2(a) hereof covering the Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

r. “Initial Required Registration Amount” means the lesser of (i) 100% of the Registrable Securities as of the trading day immediately preceding the applicable date of determination, without regard to any limitations on conversion of the Preferred Shares or on exercise of the Warrants, or (ii) such maximum number of Registrable Securities as the Company is then permitted to register by the SEC.

s. “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and such a transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

t. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other legal entity.

u. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

v. “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Preferred Shares; (ii) the Warrant Shares issued or issuable upon exercise of the Warrants; and (iii) any shares of capital stock of the Company issued or issuable with respect to the Preferred Shares, the Conversion Shares, the Warrants or the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion of the Preferred Shares or on exercise of the Warrants; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities has become effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (y) such securities are sold in accordance with Rule 144, or (z) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder.

w. “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

x. “Required Holders” means the holders of a majority of the Registrable Securities; provided that a Person shall be deemed, for this purpose, to hold any Registrable Securities issuable upon conversion of any Preferred Shares held by such Person, without regard to any limitations on conversion of the Preferred Shares, and issuable upon exercise of any Warrants held by such Person, without regard to any limitations on exercise of the Warrants.

y. “Required Registration Amount” means either the Initial Required Registration Amount or a Cutback Required Registration Amount, as applicable.

z. “Rule 144” means Rule 144 under the 1933 Act or any successor rule.

aa. “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

bb. “SEC” means the United States Securities and Exchange Commission.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.	REGISTRATION.

a. Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC a Registration Statement on Form S-1 (or on Form S-3, if Form S-3 is then available for the registration of the resale of Registrable Securities hereunder) covering the resale of the Registrable Securities. The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of Registrable Securities equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC (subject to subsequent reduction if directed by the staff of the SEC). The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline.

b. Cutback Mandatory Registrations The Company shall prepare, and, as soon as practicable, but in no event later than each Cutback Filing Deadline, file with the SEC a Cutback Registration Statement on Form S-1 (or on Form S-3, if Form S-3 is then available for the registration of the resale of Registrable Securities hereunder) covering the resale of the number of Cutback Registrable Securities equal to the Cutback Required Registration Amount. To the extent the staff of the SEC does not permit all of the Cutback Registrable Securities to be registered on a Cutback Registration Statement, the Company shall file Cutback Registration Statements successively trying to register on each such Cutback Registration Statement the maximum number of remaining Cutback Registrable Securities until all of the Cutback Registrable Securities have been registered with the SEC. Each Cutback Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Cutback Required Registration Amount as of the date such Cutback Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have each Cutback Registration Statement declared effective by the SEC as soon as practicable following the filing thereof, but in no event later than 90 days following the filing thereof (a “Cutback Effectiveness Deadline”).

c. Allocation of Registrable Securities. The number of Registrable Securities included in any Registration Statement shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor that are to be included in such Registration Statement (without giving effect to any limitations imposed by the SEC). In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Registrable Securities included in a Registration Statement and which remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. For purposes hereof, the number of Registrable Securities held by an Investor includes all Registrable Securities issuable upon conversion of Preferred Shares and upon exercise of Warrants, in each case held by such Investor, without regard to any limitation on the conversion of the Preferred Shares or on the exercise of the Warrants. In no event shall the Company include any securities other than Registrable Securities in any Registration Statement without the prior written consent of the Required Holders.

d. Legal Counsel. The Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Katten Muchin Rosenman LLP or such other counsel as thereafter designated by the Required Holders. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

e. Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder, (i) the Company shall undertake to file, within sixty (60) days of such time as such form is available for such registration, a post-effective amendment to the existing Registration Statement, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the existing Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (ii) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible.

f. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall, as soon as practicable, but in any event (other than with respect to Cutback Shares) not later than 30 days after the necessity therefor arises, or (if later) the first date on which the Company is then permitted to file such Registration Statement by the SEC (a “Subsequent Filing Deadline”) amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover Registrable Securities consisting of at least that number of shares of Common Stock equal to 100% of the sum of (i) the number of then-outstanding Conversion Shares and Warrant Shares that constitute Registrable Securities, (ii) the number of Registrable Securities issuable upon conversion of then-outstanding Preferred Shares, and (iii) the number of Registrable Securities issuable upon exercise of then-outstanding Warrants, in each case as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event (other than with respect to Cutback Shares) not later than 75 days following the filing thereof (a “Subsequent Effectiveness Deadline”). For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if as of any date of determination, the number of shares of Common Stock available for resale under the Registration Statement is less than 100% of the sum of (x) the number of then-outstanding Conversion Shares and Warrant Shares that constitute Registrable Securities, (y) the number of Registrable Securities issuable upon conversion of then-outstanding Preferred Shares, and (z) the number of Registrable Securities issuable upon exercise of then-outstanding Warrants (e.g., because of an adjustment in the number of Conversion Shares issuable upon conversion of the Preferred Shares pursuant to Section 2(c) of the Certificate of Designations and in the number of Warrant Shares issuable upon exercise of the Warrants pursuant to Section 8 of the Warrants). The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Preferred Shares or on the exercise of the Warrants.

g. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

i. If (A) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 2(a), Section 2(b) or Section 2(f) of this Agreement is not (I) filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (II) declared effective by the SEC on or before the applicable Effectiveness Deadline (an “Effectiveness Failure”) or (B) on any day after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(s))) pursuant to such Registration Statement (including because of a failure to keep the such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock, as determined in accordance with Section 2(f)) (a “Maintenance Failure,” and each of a Filing Failure, an Effectiveness Failure and a Maintenance Failure being referred to as a “Registration Default”), then the Company shall pay, as partial liquidated damages (but not as a penalty) to any holder of Preferred Shares or Warrants by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), an amount in cash equal to one and one-half percent (1.5%) of the aggregate value of such holder’s Registrable Securities required to be included in such Registration Statement (such value being determined by multiplying the number of such Registrable Securities by the greater of (x) the then-current market price of such securities, and (y) $0.70) on each of the following dates: (1) the initial day of a Filing Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Filing Failure is cured; (2) the initial day of an Effectiveness Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Effectiveness Failure is cured; and (3) the initial day of a Maintenance Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured.

ii. The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as “Registration Delay Payments.” In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful interest rate, in each case, until paid in full.

3.	RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), Section 2(b) or Section 2(f), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall use its reasonable best efforts to respond to written comments received from the SEC upon a review of a Registration Statement within ten Business Days. No later than the first Business Day after such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder, or (ii) the date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144 (the “Registration Period”). Such Registration Statement shall contain a “plan of distribution” approved by the holders of a majority of the Registrable Securities included therein. Such Registration Statement (including any amendments or supplements thereto and any prospectuses (preliminary, final, summary or free writing) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within one Business Day after the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of any request by the SEC or any other Governmental Authority, during the period of effectiveness of a Registration Statement, for amendments or supplements to such Registration Statement or related prospectus or for additional information.

c. The Company shall (A) permit Legal Counsel to review and comment upon (i) the Initial Registration Statement at least three Business Days prior to its filing with the

SEC, and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel and each Investor. The Company shall, upon request, furnish to Legal Counsel, without charge, (x) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits, and (y) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall promptly furnish to Legal Counsel, without charge, copies of any correspondence from the SEC to the Company or its representatives relating to any Registration Statement, shall permit Legal Counsel to review and comment upon the Company’s responses to any such correspondence and shall not submit any such responses in a form to which Legal Counsel reasonably objects. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d. The Company shall furnish to Legal Counsel and each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including all documents incorporated therein by reference that have not been filed via EDGAR, (ii) upon the effectiveness of any Registration Statement, at least one copy of the prospectus included in such Registration Statement and all amendments thereto and (iii) such other documents, including copies of any prospectus or prospectus supplement (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that the Company shall not be required to furnish to Legal Counsel or the Investors prospectus supplements that are filed with the SEC to forward incorporate by reference any report filed by the Company on Form 10-K, Form 10-Q or 8-K.

e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which, in the case of a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the prospectus included in a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in each notice the Company shall not disclose any material non-public information to any Investor unless otherwise requested in writing by such Investor), and, subject to Section 3(s), promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), and (ii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; provided that the Company shall not be required to notify Legal Counsel or any Investors of any prospectus supplements that are filed with the SEC to forward incorporate by reference any report filed by the Company on Form 10-K, Form 10-Q or 8-K.

g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than during an Allowable Grace Period, as defined below), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h. [Reserved].

i. At the reasonable request (in the context of applicable securities laws) of any Investor, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k. The Company shall use its best efforts to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and (ii) without limiting the generality of the foregoing, arrange for at least one market maker to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. For the avoidance of doubt, the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l. The Company shall cooperate with the Investors that hold Registrable Securities being offered and the underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such names and denominations or amounts, as the case may be, and/or the timely issuance of the Registrable Securities to be offered pursuant to a Registration Statement through the Direct Registration System (DRS) of The Depository Trust Company (the “DTC”) or crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with DTC through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as each Investor may reasonably request.

m. The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement.

n. If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or amend any Registration Statement as reasonably requested by such Investor.

o. The Company shall make generally available to its security holders as soon as practical an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement; provided that the parties acknowledge that the Company shall satisfy this section by timely filing its reports required pursuant to the 1934 Act.

p. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q. Within one Business Day after a Registration Statement which covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(q) and any subsequent notices to such new transfer agent.

r. To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with FINRA, pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including promptly responding to any comments received from FINRA.

s. Notwithstanding anything to the contrary in Section 3(f), at any time after the effective date of the applicable Registration Statement, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to any Investor unless otherwise requested in writing by such Investor) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed thirty (30) consecutive days, (B) during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days, and (C) the first day of any Grace Period must be at least ten (10) trading days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(s) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

t. The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.

4.	OBLIGATIONS OF THE INVESTORS.

a. At least ten Business Days prior to the first anticipated filing date of a Registration Statement and at least seven Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities.

b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), or written notice from the Company of an Allowable Grace Period, such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice from the Company in writing that no supplement or amendment is required or that the Allowable Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Certificate of Designations in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

5.	EXPENSES OF REGISTRATION.

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, as well as all other costs and expenses incurred in connection with the Company’s compliance with its obligations under this Agreement, shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel of up to $10,000 per registration in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6.	INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement:

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, managers, investment managers, employees, affiliates, agents and representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement, joint or several, and any expenses (collectively, “Indemnified Damages”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or Governmental Authority or other administrative or regulatory agency or body (including the SEC and any state commission or authority or self-regulatory organization or securities exchange in the United States or elsewhere), whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Claims”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including any preliminary prospectus, free writing prospectus or final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any breach or violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 9.

b. In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 6(a) with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, that an Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding. In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel for the Indemnified Person or Indemnified Party, as applicable, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by counsel to the indemnifying party in such proceeding. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action, proceeding or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages or which includes any admission as to fault or culpability on the part of such Indemnified Party or Indemnified Person. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement, less the amount of any damages that such Investor has otherwise been required to pay in connection with such sale.

8.	REPORTS UNDER THE 1934 ACT.

a. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

i. make and keep public information available, as those terms are understood and defined in Rule 144;

ii. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

iii. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

b. For so long as the Principal Market is not a National Exchange (as such terms are defined in the Securities Purchase Agreement), the Company shall use its reasonable best efforts to facilitate trading of the Common Stock on the Principal Market and, without limiting the foregoing, the Company shall file all necessary reports, at its expense, to publish all information so as to have available “current public information” in Standard & Poor’s Corporation Records or Mergent’s Manual for state “blue sky” exemption purposes.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company; (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; and (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

10.	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to each of the Investors.

11.	MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities (or a transferee or assignee of Registrable Securities, as applicable) whenever such Person owns or is deemed to own of record such Registrable Securities (or the Preferred Shares or the Warrants or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable, without giving effect to any limitations or restrictions on conversion of the Preferred Shares or other securities). If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Preferred Shares or the Warrants or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable).

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by both email and facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Stereotaxis, Inc.

4320 Forest Park Avenue, Suite 100

St. Louis, Missouri 63108

Email:	marty.stammer@stereotaxis.com and
karen.duros@stereotaxis.com
Facsimile:	(314) 667-3448
Attention:	Marty Stammer and Karen Duros

With copy to:

Bryan Cave LLP

One Metropolitan Square

211 N. Broadway, Suite 3600

St. Louis, Missouri 63102

Email:	rjendicott@bryancave.com and todd.kaye@bryancave.com
Facsimile:	(314) 552-8447 and (314) 552-8194
Attention:	Robert J. Endicott and Todd M. Kaye

If to Legal Counsel:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661-3693

Email: mark.reyes@kattenlaw.com

Facsimile:  312-577-4423

Attention:  Mark J. Reyes, Esq.

or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. Notwithstanding the foregoing, the Company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Section 3(c) to permit Legal Counsel to review such Registration Statement prior to filing (and solely for such purpose) by email to mark.reyes@kattenlaw.com (or such other e-mail address as has been provided for such purpose by Legal Counsel) and provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom sitting in New Castle County in the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. This Agreement and the other Transaction Documents and the Certificate of Designations constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents and the Certificate of Designations supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, for Registrable Securities without regard to any limitations on the conversion of the Preferred Shares or on the exercise of the Warrants. Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l. Each Buyer and each holder of the Registrable Securities shall have all rights and remedies set forth in the Transaction Documents and the Certificate of Designations and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6 and 7 hereof, each Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n. The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

o. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

p. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement or the Securities Purchase Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

STEREOTAXIS, INC.

By:	/s/ Martin C. Stammer
Name:	Martin C. Stammer
Title:	CFO

BUYER:

DAFNA LIFESCIENCE LP

By:	/s/ Nathan Fischel
Name:	Nathan Fischel
Title:	CEO

BUYER:

DAFNA LIFESCIENCE SELECT LP

By:	/s/ Nathan Fischel
Name:	Nathan Fischel
Title:	CEO

BUYER:

FRED A. MIDDLETON

By:	/s/ Fred A. Middleton
Name:	Fred A. Middleton
Title:

BUYER:

PIEDMONT PARTNERS, L.P.

By:	/s/ Steven W. Smith
Name:	Steven W. Smith
Title:	CFO, Chi-Rho Financial LLC
G.P. for Piedmont Partners, L.P.

BUYER:

GLL INVESTORS, L.P.

By:	/s/ Jason Gilboy
Name:	Jason Gilboy
Title:	Managing Member, GLL Investors, LLC (The GP)

BUYER:

GLL INVESTORS II, L.P.

By:	/s/ Jason Gilboy
Name:	Jason Gilboy
Title:	Managing Member, GLL Investors, LLC (The GP)

BUYER:

GLL INVESTORS LTD Class B

By:	/s/ Jason Gilboy
Name:	Jason Gilboy
Title:	Managing Member, GLL Investors, LLC (The IM)

BUYER:

JOSEPH KIANI 2007 DYNASTY TRUST, DATED MARCH 20, 2008

By:	/s/ Mary Kiani
Name:	Mary Kiani, not individually, but solely as trustee of the Joseph Kiani 2007 Dynasty Trust, dated March 20, 2008
Title:	Trustee

BUYER:

ARBITER PARTNERS QP LP

By:	/s/ Paul J. Isaac
Name:	Paul J. Isaac
Title:	CIO, Arbiter Partners Capital Management LLC

BUYER:

NANA ASSOCIATES LLC

By:	/s/ Paul J. Isaac
Name:	Paul J. Isaac
Title:	Manager

BUYER:

By:	/s/ Arun Menawat
Name:	Arun S. Menawat
Title:	CEO Profound Medical Inc.

BUYER:

2012 REVOCABLE TRUST OF ANDREW REDLEAF

By:	/s/ Gerry Krause
Name:	Gerry Krause
as:	Investment Manager
for:	Andrew Redleaf
its:	Grantor

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn:

Re:	Stereotaxis, Inc.

Ladies and Gentlemen:

We are counsel to Stereotaxis, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders (1) 24,000 shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, with a stated value of $1,000 per share (“Preferred Stock”), which are convertible into shares (the “Conversion Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), subject to adjustment, and (2) Warrants (the “Warrants”) to purchase an aggregate of 36,923,077 shares (the “Warrant Shares”) of Common Stock, subject to adjustment, as set forth in, and subject to the terms and conditions of, the Purchase Agreement. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Conversion Shares and the Warrant Shares, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                  , 200  , the Company filed a Registration Statement on Form [S-    ] (File No. 333-            ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to              Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities covered thereby are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc:	[LIST NAMES OF HOLDERS]